SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[X]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CENTRAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                          [CENTRAL BANCORP LETTERHEAD]


Contact:  William P. Morrissey                          For Release: Immediately
          Senior Vice President
          (617) 628-4000


                      FEDERAL COURT ALLOWS CENTRAL BANCORP
                            ANNUAL MEETING TO PROCEED

     SOMERVILLE, MASSACHUSETTS, October 8, 2002 - Central Bancorp, Inc. (NASDAQ:
CEBK) announced today that the Federal Court of Boston has denied the motion of PL Capital LLC to preclude stockholders from voting for candidates for director at this year's Annual Meeting up through 3:00 p.m., on Friday, October 11, 2002.

     Central Bancorp's President & Chief Executive Officer, John D. Doherty stated, "I'm pleased that all stockholders will have the opportunity to vote for whomever they choose. I disagree with PL Capital's attempt to limit voting. All stockholders will now have that opportunity."

                                       ###